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                                                     EXHIBIT 23.1


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed
Registration Statement File No. 33-26145.


                                              ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
  December 7, 1995